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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 27, 2004

                           Ohio State Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)

           OHIO                                                34-1816546
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(State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)          File Number)            Identification No.)

       111 S. MAIN STREET, MARION, OHIO                      43302
   ----------------------------------------               -------------
   (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code 740-387-2265

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2004, Ohio State Bancshares, Inc. entered into an agreement to purchase two banking branches from First Citizens Banc Corp. of Sandusky, Ohio. The two branches are located in Richwood and Green Camp, Ohio. The transaction will consist of approximately $19 million in deposits, $8 million in loans, and two branch facilities. Ohio State Bancshares, Inc. expects to pay a premium of approximately $848,000 subject to certain adjustments through the closing of this transaction. Subject to regulatory approval, the transaction is expected to close early in 2005. Both branches will be combined with Ohio State Bancshares, Inc.'s, wholly owned subsidiary, The Marion Bank.

ITEM 8.01 OTHER EVENTS.

Ohio State Bancshares, Inc. is announcing that its wholly owned subsidiary, The Marion Bank, will be changing its name to The Ohio State Bank early in 2005. Along with the two branches to be purchased from First Citizens Banc Corp., the Corporation is in negotiations on development land in Delaware County, where plans are to begin construction of a full service branch in 2005. With the expansion of services inside and outside of the City of Marion, the Corporation concluded that a brand name change for the Bank would create a uniform regional identity for customers and shareholders.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of businesses acquired. Not applicable.

(b)   Pro forma financial information. Not applicable.

(c)   Exhibits

Exhibit Number                       Description of Exhibit
--------------    --------------------------------------------------------------
     2.1          Purchase of Assets and Liability Assumption Agreement, dated
                  October 27, 2004, by and between First Citizens Bank and The
                  Marion Bank.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

      Dated: November 1, 2004

                  Ohio State Bancshares, Inc.

              By  /s/ Todd M. Wanner
                  ------------------------------
                  Todd M. Wanner
                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                        Description of Exhibit
--------------    --------------------------------------------------------------
2.1               Purchase of Assets and Liability Assumption Agreement, dated
                  October 27, 2004, by and between First Citizens Bank and The
                  Marion Bank.